UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2022

Centennial Resource Development, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37697	47-5381253
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Seventeenth Street, Suite 1800 Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 499-1400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	CDEV	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Business Combination Agreement

On May 19, 2022, Centennial Resource Development, Inc., a Delaware corporation (“Centennial”), Centennial Resource Production, LLC, a Delaware limited liability company and subsidiary of Centennial (“Merger Sub” and, together with Centennial, the “Centennial Parties”), Colgate Energy Partners III, LLC, a Delaware limited liability company (“Colgate”), and, solely for purposes of the specified provisions therein, Colgate Energy Partners III MidCo, LLC, a Delaware limited liability company (the “Colgate Unitholder”), entered into a Business Combination Agreement (the “Business Combination Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions in the Business Combination Agreement, Merger Sub will merge with and into Colgate (the “Merger”), with Merger Sub surviving the Merger as a subsidiary of Centennial (the “Surviving Company”). Capitalized terms used in this Current Report on Form 8-K (this “Report”) but not otherwise defined herein have the means given to them in the Business Combination Agreement.

Pursuant to the terms of the Business Combination Agreement and subject to the conditions therein, at the effective time of the Merger (the “Effective Time”), (a) all membership interests of Merger Sub, issued and outstanding immediately prior to the Effective Time, will be converted into the Pass Through Number of validly issued, fully paid and nonassessable (except as limited by the DLLCA) Surviving Company Units free and clear of all liens (other than restrictions on transfer under applicable securities laws and the Organizational Documents of the Surviving Company) and Centennial shall remain as the manager of the Surviving Company, and (b) all of the Colgate Unitholder’s membership interest in Colgate will be exchanged for 269,300,000 shares of Class C common stock, par value $0.0001 per share, of Centennial (“Centennial Class C Common Stock”) (the “Centennial Stock Consideration”), 269,300,000 Surviving Company Units (the “Surviving Company Unit Consideration” and, together with the Centennial Stock Consideration, the “Share Consideration”) and $525,000,000 (the “Cash Consideration,” and, together with the Share Consideration, the “Merger Consideration”). At the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”), including the Merger (the “Transactions”), the Merger Consideration may be adjusted downward pursuant to customary title and environmental defect considerations set forth in the Business Combination Agreement in the following proportions: twenty percent to the Cash Consideration, and eighty percent to the Share Consideration.

The board of directors of Centennial (the “Centennial Board”) has unanimously (a) determined that the Business Combination Agreement and the Transactions contemplated thereby, including the Merger, are advisable and fair to, and in the best interests of, the stockholders of Centennial (the “Centennial Stockholders”), (b) approved and declared advisable the Business Combination Agreement and the Transactions, including the issuance of shares of Centennial Class C Common Stock to the Colgate Unitholder (and the issuance of the Class A common stock, par value $0.0001 per share, of Centennial (“Centennial Class A Common Stock” and, together with Centennial Class C Common Stock, “Centennial Common Stock”) issuable upon the exchange of the Surviving Company Units in accordance with the A&R LLC Agreement (as defined below)) and (c) resolved, subject to applicable Law, to recommend that the Centennial Stockholders approve the Proposals (as defined below) and to include such recommendation in the Proxy Statement (as defined below) (the “Centennial Recommendation”).

The Business Combination Agreement contains customary representations, warranties and covenants made by each of Colgate and the Centennial Parties. Colgate and the Centennial Parties have agreed, among other things, to operate their respective businesses in the ordinary course in all material respects consistent with past practice, subject to certain exceptions, during the period between the execution of the Business Combination Agreement (the “Execution Date”) and the Effective Time.

The completion of the Transactions is subject to certain customary conditions, including, among others, the following: (a) there being no law or injunction prohibiting the consummation of the Transactions; (b) the expiration or termination of all applicable waiting periods, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, applicable to the Transactions, and any agreement with any government entity not to consummate the Transactions; (c) (i) the affirmative vote of the holders of a majority of the shares of Centennial Common Stock outstanding on the record date at Centennial’s stockholder meeting (the “Centennial Stockholders’ Meeting”) approving and adopting the A&R Centennial Charter (as defined below) (the “Charter Proposal”), (ii) the affirmative vote of the holders of a majority of the shares of Centennial Common Stock outstanding on the record date at Centennial’s stockholder meeting approving the issuance of the shares of Centennial Class C Common Stock pursuant to the Business Combination Agreement and the Centennial Class A Common Stock issuable upon the exchange of the Surviving Company Units in accordance with the A&R LLC Agreement, in each case in accordance with the rules of the Nasdaq (the “Exchange Proposal”) and (iii) a non-binding advisory vote on compensation payable to executive officers of Centennial in connection with the Transactions (the “Advisory Compensation Proposal” and, together with the Charter Proposal and the Exchange Proposal, the “Proposals,” and such votes with respect to such Proposals, the “Centennial Stockholder Approval”); (d) approval for listing on the Nasdaq of the shares of Centennial Class A Common Stock issuable upon redemption or exchange of the Surviving Company Units in accordance with the A&R LLC Agreement; (e) subject to specified materiality standards, the accuracy of certain representations and warranties of each party; (f) compliance by each party in all material respects with their respective covenants included in the Business Combination Agreement; and (g) delivery by the applicable parties of executed counterparts to each of the Voting Agreement (as defined below), the A&R LLC Agreement and the Registration Rights Agreement (as defined below).

The Business Combination Agreement may be terminated under the following circumstances prior to the Closing: (a) by the mutual prior written consent of Centennial and Colgate, (b) subject to certain limited exceptions, by either Centennial or Colgate if the Closing has not occurred on or before February 19, 2023; (c) by either Centennial or Colgate if any law or governmental order (whether temporary, preliminary or permanent) has been enacted, issued or promulgated after the Execution Date that is in effect and has the effect of making the Transactions illegal or otherwise prohibiting consummation of the Transactions; (d) by either Centennial or Colgate if the Centennial Stockholder Approval is not obtained at the Centennial Stockholders’ Meeting; (e) by Colgate if the representations and warranties of the Centennial Parties are not true and correct or if the Centennial Parties fail to perform any covenant or agreement set forth in the Business Combination Agreement such that certain conditions to the Closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured and cannot be cured within certain specified time periods, provided, that Colgate is not then in material breach of any of its representations, warranties, covenants or agreements contained in the Business Combination Agreement, which breach or failure to perform would render a condition precedent to the Centennial Parties’ obligations to consummate the Transactions not capable of being satisfied; (f) by Colgate if, prior to the receipt of the Centennial Stockholder Approval, the Centennial Board or any committee thereof (i) makes a Parent Recommendation Change, (ii) does not include the Centennial Recommendation in the Proxy Statement or (iii) resolves, agrees to, publicly proposes to or allows Centennial to publicly propose to take any of the actions in the foregoing clauses (i) through (ii); (g) by Colgate if, following the Execution Date, there has been any change, event, development, circumstance, condition, occurrence or effect or combination of the foregoing that has resulted in, or would reasonably be expected to result in, a Parent Material Adverse Effect; (h) by Colgate if, prior to the receipt of the Centennial Stockholder Approval, Centennial materially breaches its obligation not to solicit a Parent Acquisition Proposal, subject to certain exceptions; (i) by Centennial, if the representations and warranties of Colgate are not true and correct or if Colgate or the Colgate Unitholder fails to perform any covenant or agreement set forth in the Business Combination Agreement such that certain conditions to the Closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, provided, that the Centennial Parties are not then in material breach of any of their respective representations, warranties, covenants or agreements contained in the Business Combination Agreement, which breach or failure to perform would render a condition precedent to Colgate’s obligations to consummate the Transactions not capable of being satisfied; and (j) by Centennial if, following the Execution Date, there has been any change, event, development, circumstance, condition, occurrence or effect or combination of the foregoing that has resulted in, or would reasonably be expected to result in, a Company Material Adverse Effect.

If the Business Combination Agreement is validly terminated, none of the parties to the Business Combination Agreement will have any liability or any further obligation under the Business Combination Agreement other than customary confidentiality obligations and the Termination Fee payments described below, except in the case of Fraud or willful breach of the Business Combination Agreement prior to such termination.

In the event that (a) the Business Combination Agreement is terminated (x) by Colgate if, prior to the receipt of the Centennial Stockholder Approval, the Centennial Board or any committee thereof (i) makes a Parent Recommendation Change, (ii) does not include the Centennial Recommendation in the Proxy Statement or (iii) resolves, agrees to, publicly proposes to or allows Centennial to publicly propose to take any of the actions in the foregoing clauses (i) and (ii), or (y) by Colgate if, prior to the receipt of the Centennial Stockholder Approval, Centennial materially breaches its obligation not to solicit a Parent Acquisition Proposal, subject to certain exceptions, (b) (x) prior to the Centennial Stockholders’ Meeting, a Parent Acquisition Proposal is publicly proposed or publicly disclosed after the Execution Date, (y) the Business Combination Agreement is terminated by Centennial or Colgate due to (i) the Closing not occurring on or before the Outside Date, (ii) the Centennial Stockholder Approval not being obtained at the Centennial Stockholders’ Meeting or (iii) the representations and warranties of the Centennial Parties not being true and correct or the Centennial Parties’ failure to perform any covenant or agreement set forth in the Business Combination Agreement, and (z) concurrently with or within nine months of any such termination described in clause (b)(y), Centennial or any of its Subsidiaries enters into a definitive agreement with respect to, or otherwise consummates, any Parent Acquisition Proposal with respect to Centennial, (c) the Business Combination Agreement is terminated by Centennial or Colgate due to the Closing not occurring on or before the Outside Date, and at the time of such termination, (x) the Centennial Stockholder Approval has not been obtained and (y) Colgate would have been permitted to terminate the Business Combination Agreement due to (i) the Centennial Board or any committee thereof (1) making a Parent Recommendation Change, (2) not including the Centennial Recommendation in the Proxy Statement or (3) resolving, agreeing to, publicly proposing to or allowing Centennial to publicly propose to take any of the actions in the foregoing clauses (1) and (2), in each case, prior to the receipt of the Centennial Stockholder Approval or (ii) prior to the receipt of the Centennial Stockholder Approval, Centennial materially breaching its obligation not to solicit a Parent Acquisition Proposal, subject to certain exceptions, Centennial shall pay Colgate an amount equal to $72,000,000.

The foregoing description of the Business Combination Agreement is qualified in its entirety by reference to the full text of the Business Combination Agreement, a copy of which will be filed as an exhibit to a future Current Report on Form 8-K of the Company. It is not intended to provide any other factual information about Centennial or Colgate. In particular, the assertions embodied in the representations and warranties contained in the Business Combination Agreement are qualified by information in confidential Disclosure Schedules provided by Centennial to Colgate and by Colgate to Centennial in connection with the signing of the Business Combination Agreement. These confidential Disclosure Schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations and warranties in the Business Combination Agreement were used for the purpose of allocating risk between Centennial and Colgate rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Business Combination Agreement as characterizations of the actual state of facts about Centennial or Colgate.

Voting Agreement

On May 19, 2022, in connection with the execution of the Business Combination Agreement, Centennial, Colgate, and certain stockholders of Centennial named therein (the “Centennial Holders”) entered into a Voting and Support Agreement (the “Voting Agreement”), pursuant to which and subject to the terms and conditions thereof, the Centennial Holders agreed to vote all of the shares of Centennial Class A Common Stock beneficially owned by the Centennial Holders in favor of the approval of the Proposals at the Centennial Stockholders’ Meeting.

The foregoing description of the Voting Agreement is qualified in its entirety by reference to the full text of the Voting Agreement, which is attached to this Report as Exhibit 10.1 and incorporated herein by reference in its entirety.

Sixth Amended and Restated Limited Liability Company Agreement of Merger Sub

In connection with the Transactions, at the Effective Time, the Fifth Amended and Restated Limited Liability Company Agreement of Merger Sub, dated as of October 11, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, together with all schedules, exhibits and annexes thereto) will be amended and restated in its entirety to, among other things, recapitalize the authorized equity securities of the Surviving Company (including the reclassification of all membership interests of Merger Sub into Surviving Company Units, with the rights, preferences and obligations set forth therein), permit the issuance and ownership of the Surviving Company Units as contemplated by the Transactions, with the rights, preferences, and obligations set forth therein and admit the Colgate Unitholder as a member of the Surviving Company (as amended and restated, the “A&R LLC Agreement”).

Fourth Amended and Restated Certificate of Incorporation of Centennial

In connection with the Transactions, at the Effective Time and subject to obtaining the Centennial Stockholder Approval, the Third Amended and Restated Certificate of Incorporation of Centennial will be amended and restated in its entirety to, among other things, increase the authorized capital stock of Centennial to provide additional capacity for the equity consideration to be issued in connection with the Transactions and for future issuances (as amended and restated, the “A&R Centennial Charter”).

Registration Rights Agreement

Contemporaneously with the Closing, in connection with the Transactions, Centennial, the Colgate Unitholder, and each of the parties designated by the Colgate Unitholder and listed on the signature pages thereto (each such party, as well as the Colgate Unitholder, a “Holder” and collectively, the “Holders”) will enter into a Registration Rights Agreement (the “Registration Rights Agreement”) to be effective as of the Closing, pursuant to which Centennial will agree to register for resale, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), (a) shares of Centennial Class A Common Stock issuable upon the redemption or exchange of the Surviving Company Units in accordance with the A&R LLC Agreement, (b) any outstanding shares of Centennial Class A Common Stock or any other equity security (including the shares of Centennial Class A Common Stock issued or issuable upon the exercise of any other equity security) of Centennial held by a Holder as of the date of the Registration Rights Agreement, and (c) any other equity security of Centennial issued or issuable with respect to any such share of Centennial Class A Common Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization (collectively, the “Registrable Securities”). At any time that the registration statement is effective, subject to the lock-up described below, any Holder may, subject to certain customary exceptions and limitations on number of requests, request to sell all or a portion of its Registrable Securities in an underwritten offering pursuant to the registration statement. In addition, the Holders will have, subject to certain customary exceptions, certain demand and “piggyback” registration rights with respect to underwritten offerings.

Pursuant to the Registration Rights Agreement, the Holders have, subject to limited exceptions, agreed to a lock-up on their respective shares of Centennial Class A Common Stock and Centennial Class C Common Stock following consummation of the Merger, pursuant to which such parties will not transfer such shares of Centennial Class A Common Stock or Centennial Class C Common Stock for a period of six months following the Closing.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 above is incorporated into this Item 3.02 by reference. Centennial intends to issue the Centennial Class C Common Stock to the Colgate Unitholder in reliance on the exemption from registration requirements under the Securities Act, pursuant to Section 4(a)(2) thereof.

Item 7.01	Regulation FD Disclosure.

On May 19, 2022, Centennial and Colgate issued a joint press release announcing the execution of the Business Combination Agreement. A copy of the press release is attached as Exhibit 99.1 to this Report and is incorporated into this Item 7.01 by reference. On May 19, 2022, Centennial also posted to its website an investor presentation related to the Merger. A copy of the Investor Presentation is attached as Exhibit 99.2 and incorporated herein by reference.

The information set forth in this Item 7.01 and the Exhibits incorporated by reference herein shall not be deemed “filed” for purposes of Section 18 of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

10.1	Voting and Support Agreement, dated as of May 19, 2022, by and among Centennial Resource Development, Inc., Riverstone VI Centennial QB Holdings, L.P., REL US Centennial Holdings, LLC, Riverstone Non-ECI USRPI AIV, L.P., Silver Run Sponsor, LLC and Colgate Energy Partners III, LLC.

99.1	Joint Press Release dated May 19, 2022.

99.2	Investor Presentation dated May 19, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this Report regarding the proposed business combination between Centennial and Colgate (the “Merger”) or the strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management of Centennial, Colgate and/or the combined company are forward-looking statements. When used in this Report, the words “could,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “goal,” “plan,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. These statements include, but are not limited to, statements about Centennial’s and Colgate’s ability to effect the Merger; the expected benefits and timing of the Merger; future dividends and share repurchases; and future plans, expectations, and objectives for the combined company’s operations after completion of the Merger, including statements about strategy, synergies, future operations, financial position, estimated revenues, projected production, projected costs, prospects, plans, and objectives of management. While forward-looking statements are based on assumptions and analyses that management of Centennial and Colgate believe to be reasonable under the circumstances, whether actual results and developments will meet such expectations and predictions depends on a number of risks and uncertainties that could cause actual results, performance, and financial condition to differ materially from such expectations. Any forward-looking statement made in this news release speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, the proxy statement to be filed in connection with the Merger, and the other documents filed by Centennial from time to time with the Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These risks and uncertainties may be amplified by the COVID-19 pandemic and the current military conflict in Ukraine, which have caused significant economic uncertainty. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Centennial and Colgate assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws. Neither Centennial nor Colgate gives any assurance that any of Centennial, Colgate or the combined company will achieve its expectations.

Additional Information and Where to Find It

This Report relates to the proposed Merger between Centennial and Colgate. In connection with the proposed Merger, Centennial will file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). Centennial will also file other documents regarding the proposed Merger with the SEC. The Proxy Statement will be sent or given to the Centennial stockholders and will contain important information about the Merger and related matters. INVESTORS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION WITH RESPECT TO THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE BUSINESS COMBINATION AGREEMENT. You may obtain a free copy of the Proxy Statement (if and when it becomes available) and other relevant documents filed by Centennial with the SEC at the SEC’s website at www.sec.gov. You may also obtain Centennial’s documents on its website at www.cdevinc.com.

Participants in the Solicitation

Centennial, Colgate and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with certain matters related to the Merger and may have direct or indirect interests in the Merger. Information about Centennial’s directors and executive officers is set forth in Centennial’s Proxy Statement on Schedule 14A for its 2022 Annual Meeting of Stockholders, filed with the SEC on March 15, 2022, its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed with the SEC on February 24, 2022, and its other documents filed with the SEC. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Investors should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions. Investors may obtain free copies of these documents using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENNIAL RESOURCE DEVELOPMENT, INC.

Date: May 19, 2022	By:	/s/ George S. Glyphis
George S. Glyphis Executive Vice President and Chief Financial Officer